UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012 (October 21, 2012)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2012, DISH Network L.L.C.  (“DISH Network”), a subsidiary of DISH Network Corporation, entered into a confidential settlement agreement and release (the “Settlement Agreement”) with Voom HD Holdings LLC (“Voom”) and CSC Holdings, LLC (“Cablevision”), and for certain limited purposes, MSG Holdings, L.P., The Madison Square Garden Company and EchoStar Corporation.  The Settlement Agreement resolves all pending litigation between the parties, including litigation relating to the alleged breach of contract claims regarding carriage of certain Voom programming on the DISH-branded pay TV service.  This litigation is described in the periodic reports filed by DISH Network Corporation and DISH DBS Corporation with the Securities and Exchange Commission including in the annual report on Form 10-K for the year ended December 31, 2011 under the caption “Item 3.  Legal Proceedings — Voom” and subsequent quarterly reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 under the caption “Part II — Item 1. Legal Proceedings — Voom.”

Pursuant to the terms of the Settlement Agreement, among other things: (i) all pending litigation between the parties will be dismissed with prejudice and the parties will release each other for all claims against each other related to their lawsuit and Voom; (ii) by October 23, 2012, DISH Network agreed to pay $700 million in cash to Voom and its affiliates; (iii) DTV Norwich, LLC, an affiliate of Cablevision, agreed to enter into an agreement to transfer certain of its wireless multichannel video distribution & data service licenses to DISH Network; and (iv) DISH Media Holdings Corporation, an affiliate of DISH Network, agreed to enter into an agreement to transfer its ownership interest in Voom to Rainbow Programming Holdings, LLC, an affiliate of Voom.

Item 8.01 Other Events

As part of a separate, multi-year agreement, DISH Network entered into a programming agreement with AMC Network Entertainment LLC, WE: Women’s Entertainment LLC, The Independent Film Channel, The Sundance Channel L.L.C., subsidiaries of AMC Networks Inc. and Fuse Channel LLC, a subsidiary of The Madison Square Garden Company, for the carriage of AMC, WE, IFC, and Sundance Channel and the Fuse channel.

See Press Release, dated October 21, 2012, “DISH Network and Voom Reach Settlement” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release “DISH Network and Voom Reach Settlement” dated October 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: October 22, 2012	By:	/s/R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press Release “DISH Network and Voom Reach Settlement” dated October 21, 2012.